UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT JOINT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2004

Commission File No. 1-6776

Centex Corporation

A Nevada Corporation
IRS Employer Identification No. 75-0778259
2728 N. Harwood
Dallas, Texas 75201
(214) 981-5000

Commission File Nos. 1-9624 and 1-9625, respectively

3333 Holding Corporation
A Nevada Corporation
Centex Development Company, L.P.
A Delaware Limited Partnership

IRS Employer Identification Nos. 75-2178860 and 75-2168471, respectively
2728 N. Harwood
Dallas, Texas 75201
(214) 981-6770

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
SIGNATURES

     Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     In connection with the spin-off by Centex Corporation ("Centex") of the common stock of Centex Construction Products, Inc. ("CXP") held by Centex to the stockholders of Centex, the Profit Sharing and Retirement Plan of Centex Corporation and the Centex Ventures Profit Sharing and Retirement Plan (the "Plans") temporarily suspended transactions by plan participants in the Centex Corporation Common Stock Fund (the "Common Stock Fund"), a fund that invests in the common stock, par value $.25 per share, of Centex.

     The administrative processing required under the Plans as a result of the CXP spin-off has been completed, and the temporary suspension of transactions by Plan participants in the Common Stock Fund ended on February 13, 2004.

     The foregoing information is provided pursuant to Regulation BTR under the Securities Exchange Act of 1934.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:		/s/ Raymond G. Smerge

Name: Raymond G. Smerge
Title: Executive Vice President, Chief Legal Officer and Secretary

3333 HOLDING CORPORATION

By:		/s/ Raymond G. Smerge

Name: Raymond G. Smerge
Title: Secretary

CENTEX DEVELOPMENT COMPANY, L.P.
By:		3333 Development Corporation, General Partner

	By:	/s/ Raymond G. Smerge

Name: Raymond G. Smerge
Title: Secretary

Date: February 13, 2004.

3